                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report - November 7, 2001

Commission                  Registrant, State of Incorporation                           I.R.S. Employer
File Number                 Address and Telephone Number                                 Identification No.
-------------------------   ---------------------------------------------------------    -----------------------
0-30338                     RGS Energy Group, Inc.                                       16-1558410
                            (Incorporated in New York)
                            89 East Avenue
                            Rochester, NY  14649
                            Telephone (716) 771-4444

1-672                       Rochester Gas and Electric Corporation                       16-0612110
                            (Incorporated in New York)
                            89 East Avenue
                            Rochester, NY  14649
                            Telephone (716) 546-2700

Item 2. Disposition of Assets
-----------------------------

On November 7, 2001, Rochester Gas and Electric Corporation ("RG&E") sold its 14 percent share of the Nine Mile Point Unit 2 ("Nine Mile Two") nuclear plant to Constellation Nuclear, L.L.C ("Constellation Nuclear") pursuant to an agreement dated December 11, 2000. The information contained in the RGS Energy Group, Inc. ("RGS") and RG&E's combined Form 10-K for fiscal year ended December 31, 2000,
Part II, Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations under the heading "Nine Mile Nuclear Plants" and the Form 8-K that was filed by RGS and RG&E on August 9, 2001 is incorporated by reference herein. Such information contains a complete discussion of the background of this transaction and its regulatory treatment. The agreements with Constellation Nuclear were filed as exhibits 2-1, 10-21 and 10-22 in RGS' and RG&E's combined Form 10-K for fiscal year ended December 31, 2000.

At the closing on November 7, 2001, RG&E received cash proceeds of $50.5 million and a promissory note in the principal amount of $50.5 million. As a result of the sale, RG&E is obligated to establish a regulatory asset pursuant to the Joint Settlement Agreement between RG&E and the New York State Public Service Commission ("PSC"). The regulatory asset consists of all balance sheet items related to Nine Mile Two and transaction costs associated with the sale, net of the sale proceeds. This regulatory asset will immediately be reduced by $20.0 million on a pre-tax basis. Additionally RG&E will immediately recognize $13.1 million of investment tax credits ("ITCs"). In addition to the asset purchase agreement, RG&E also signed a power purchase agreement ("PPA") with Constellation Nuclear to purchase energy at negotiated competitive prices for approximately ten years.

Item 7. Financial Statements
----------------------------

(b) Unaudited Pro Forma Financial Information

The following unaudited Pro Forma Consolidated Financial Information illustrates the effects of the sale of Nine Mile Two described in Item 2 on RGS' and RG&E's results of operations and financial position. The RGS and RG&E Pro Forma Consolidated Statements of Income for the year ended December 31, 2000 and for the six months ended June 30, 2001 were prepared as if the sale occurred on January 1, 2000, but exclude nonrecurring items relating to the sale. Such nonrecurring items include the $20 million non-cash reduction of the regulatory asset in accordance with the October 26, 2001 PSC Order approving such sale and the income that would be recognized from the unamortized ITCs of $13.1 million associated with the plant. The RGS and RG&E Pro Forma Consolidated Balance Sheets at June 30, 2001 were prepared as if the sale occurred on June 30, 2001. None of the Unaudited Pro Forma Consolidated Financial Information includes any returns that RGS or RG&E might have earned on the cash proceeds from the sale.

The unaudited Pro Forma Consolidated Financial Information is presented for illustrative purposes only and does not purport to represent what RGS' or RG&E's results of operations or financial position would have been if the sale had occurred at the beginning of the periods or on the date indicated, or to project RGS' or RG&E's results of operations or financial position for any future period or date. The pro forma disposition adjustments are based upon available information that RGS and RG&E believe is reasonable under the circumstances.

The following unaudited Pro Forma Consolidated Financial Information is dependent on the assumptions described in the footnotes and should be read in conjunction with RGS' and RG&E's audited financial statements for the year ended December 31, 2000, including footnotes, as contained in RGS Energy Group's and RG&E's 2000 Annual Report on Form 10-K, and RGS Energy Group's and RG&E's unaudited financial statements for the six months ended June 30, 2001, including footnotes, as contained in the RGS and RG&E 2001 2nd quarter report on Form 10-Q.

                             RGS ENERGY GROUP, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                            Pro Forma
(Thousands of Dollars)                                               As Filed               Adjustments             Pro Forma
-----------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Electric (Note 1)                                                $  731,006                $   (658)             $  730,348
  Gas                                                                 340,014                                         340,014
  Liquid fuels and other                                              377,099                                         377,099
                                                                   ----------                --------              ----------
    Total Operating Revenues                                        1,448,119                    (658)              1,447,461

Operating Expenses
Fuel Expenses
  Fuel for electric generation (Note 2)                                48,851                  (4,702)                 44,149
  Purchased electricity (Note 2)                                       85,858                  40,719                 126,577
  Gas purchased for resale                                            208,588                                         208,588
  Unregulated fuel expenses                                           340,306                                         340,306
                                                                   ----------                --------              ----------
    Total Fuel Expenses                                               683,603                  36,017                 719,620

Operating Revenues Less Fuel Expenses                                 764,516                 (36,675)                727,841

Other Operating Expenses
  Operations and maintenance expenses excluding fuel (Note 3)         313,721                   2,415                 316,136
  Unregulated operating and maintenance expenses excluding fuel        31,125                                          31,125
  Depreciation and amortization (Note 4)                              116,184                 (17,591)                 98,593
  Taxes - state, local and other (Note 5)                              94,576                  (6,084)                 88,492
  Income taxes (Note 6)                                                59,832                  (5,395)                 54,437
                                                                   ----------                --------              ----------
    Total Other Operating Expenses                                    615,438                 (26,655)                588,783

Operating Income                                                      149,078                 (10,020)                139,058

Other (Income) and Deductions
  Allowance for other funds used during construction (Note 7)            (825)                     45                    (780)
  Income taxes (Note 6)                                                 1,145                   2,193                   3,338
  Other - net (Note 8)                                                 (9,521)                 (5,528)                (15,049)
                                                                   ----------                --------              ----------
    Total Other (Income) and Deductions                                (9,201)                 (3,290)                (12,491)

Interest Charges
  Long term debt                                                       58,044                                          58,044
  Other - net (Note 9)                                                  5,995                    (855)                  5,140
  Allowance for borrowed funds used during construction (Note 7)       (1,319)                     73                  (1,246)
                                                                   ----------                --------              ----------
    Total Interest Charges                                             62,720                    (782)                 61,938

Net Income                                                             95,559                  (5,948)                 89,611
                                                                   ----------                --------              ----------
Preferred Stock Dividend Requirements                                   3,700                                           3,700
                                                                   ----------                --------              ----------
Net Income Applicable to Common Stock                              $   91,859                $ (5,948)             $   85,911
                                                                   ----------                --------              ----------


                             RGS ENERGY GROUP, INC.
              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2001


                                                                                                Pro Forma
(Thousands of Dollars)                                                  As Filed               Adjustments             Pro Forma
--------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Electric (Note 1)                                                     $368,631                $   (331)               $368,300
  Gas                                                                    224,662                                         224,662
  Liquid fuels and other                                                 262,923                                         262,923
                                                                        --------                --------                --------
    Total Operating Revenues                                             856,216                    (331)                855,885

Operating Expenses
Fuel Expenses
  Fuel for electric generation (Note 2)                                   26,004                  (2,511)                 23,493
  Purchased electricity (Note 2)                                          42,441                  20,963                  63,404
  Gas purchased for resale                                               152,832                                         152,832
  Unregulated fuel expenses                                              231,065                                         231,065
                                                                        --------                --------                --------
    Total Fuel Expenses                                                  452,342                  18,452                 470,794

Operating Revenues Less Fuel Expenses                                    403,874                 (18,783)                385,091

Other Operating Expenses
  Operations and maintenance expenses excluding fuel (Note 3)            137,242                   1,208                 138,450
  Unregulated operating and maintenance expenses excluding fuel           22,332                                          22,332
  Depreciation and amortization (Note 4)                                  61,096                  (8,796)                 52,300
  Taxes - state, local and other (Note 5)                                 49,554                  (2,702)                 46,852
  Income taxes (Note 6)                                                   40,301                  (2,973)                 37,328
                                                                        --------                --------                --------
    Total Other Operating Expenses                                       310,525                 (13,263)                297,262

Operating Income                                                          93,349                  (5,520)                 87,829

Other (Income) and Deductions
  Allowance for other funds used during construction (Note 7)               (476)                     46                    (430)
  Income taxes (Note 6)                                                      (55)                    872                     817
  RGS/Energy East Merger Expenses                                          8,312                                           8,312
  Other - net (Note 8)                                                    (3,076)                 (2,213)                 (5,289)
                                                                        --------                --------                --------
    Total Other (Income) and Deductions                                    4,705                  (1,295)                  3,410

Interest Charges
  Long term debt                                                          30,258                                          30,258
  Other - net (Note 9)                                                     3,173                    (396)                  2,777
  Allowance for borrowed funds used during construction (Note 7)            (763)                     73                    (690)
                                                                        --------                --------                --------
    Total Interest Charges                                                32,668                    (323)                 32,345

Net Income                                                                55,976                  (3,902)                 52,074
                                                                        --------                --------                --------
Preferred Stock Dividend Requirements                                      1,850                                           1,850
                                                                        --------                --------                --------
Net Income Applicable to Common Stock                                   $ 54,126                $ (3,902)               $ 50,224
                                                                        --------                --------                --------

                    ROCHESTER GAS AND ELECTRIC CORPORATION
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FOR THE YEAR ENDED DECEMBER 31, 2000



                                                                                                      Pro Forma
(Thousands of Dollars)                                                           As Filed            Adjustments        Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Electric (Note 1)                                                            $  721,737              $  (658)        $  721,079
  Gas                                                                             322,412                                 322,412
                                                                               ----------              -------         ----------
    Total Operating Revenues                                                    1,044,149                 (658)         1,043,491

Operating Expenses
Fuel Expenses
  Fuel for electric generation (Note 2)                                            48,851               (4,702)            44,149
  Purchased electricity (Note 2)                                                   80,938               40,719            121,657
  Gas purchased for resale                                                        192,038                                 192,038
                                                                               ----------              -------         ----------
    Total Fuel Expenses                                                           321,827               36,017            357,844

Operating Revenues Less Fuel Expenses                                             722,322              (36,675)           685,647

Other Operating Expenses
  Operations and maintenance expenses excluding fuel (Note 3)                     313,721                2,415            316,136
  Depreciation and amortization (Note 4)                                          112,110              (17,591)            94,519
  Taxes - state, local and other (Note 5)                                          90,090               (6,084)            84,006
  Income taxes (Note 6)                                                            59,451               (5,395)            54,056
                                                                               ----------              -------         ----------
    Total Other Operating Expenses                                                575,372              (26,655)           548,717

Operating Income                                                                  146,950              (10,020)           136,930

Other (Income) and Deductions
  Allowance for other funds used during construction (Note 7)                        (825)                  45               (780)
  Income taxes (Note 6)                                                               221                2,193              2,414
  Other - net (Note 8)                                                             (8,897)              (5,528)           (14,425)
                                                                               ----------              -------         ----------
    Total Other (Income) and Deductions                                            (9,501)              (3,290)           (12,791)

Interest Charges
  Long term debt                                                                   56,673                                  56,673
  Other - net (Note 9)                                                              5,568                 (855)             4,713
  Allowance for borrowed funds used during construction (Note 7)                   (1,319)                  73             (1,246)
                                                                               ----------              -------         ----------
    Total Interest Charges                                                         60,922                 (782)            60,140

Net Income                                                                         95,529               (5,948)            89,581
                                                                               ----------              -------         ----------
Dividends on Preferred Stock                                                        3,700                                   3,700
                                                                               ----------              -------         ----------
Net Income Applicable to Common Stock                                            $ 91,829             $ (5,948)          $ 85,881
                                                                               ----------              -------         ----------


                    ROCHESTER GAS AND ELECTRIC CORPORATION
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                    FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                                    Pro Forma
(Thousands of Dollars)                                                           As Filed         Adjustments           Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
Operating Revenues
  Electric (Note 1)                                                              $365,617            $   (331)           $365,286
  Gas                                                                             190,965                                 190,965
                                                                                 --------            --------            --------
    Total Operating Revenues                                                      556,582                (331)            556,251

Operating Expenses
Fuel Expenses
  Fuel for electric generation (Note 2)                                            26,004              (2,511)             23,493
  Purchased electricity (Note 2)                                                   41,069              20,963              62,032
  Gas purchased for resale                                                        119,837                                 119,837
                                                                                 --------            --------            --------
    Total Fuel Expenses                                                           186,910              18,452             205,362

Operating Revenues Less Fuel Expenses                                             369,672             (18,783)            350,889

Other Operating Expenses
  Operations and maintenance expenses excluding fuel (Note 3)                     137,242               1,208             138,450
  Depreciation and amortization (Note 4)                                           56,969              (8,796)             48,173
  Taxes - state, local and other (Note 5)                                          47,253              (2,702)             44,551
  Income taxes (Note 6)                                                            38,491              (2,973)             35,518
                                                                                 --------            --------            --------
    Total Other Operating Expenses                                                279,955             (13,263)            266,692

Operating Income                                                                   89,717              (5,520)             84,197

Other (Income) and Deductions
  Allowance for other funds used during construction (Note 7)                        (476)                 46                (430)
  Income taxes (Note 6)                                                              (299)                872                 573
  RGS/Energy East Merger Expenses                                                   8,079                                   8,079
  Other - net (Note 8)                                                             (2,751)             (2,213)             (4,964)
                                                                                 --------            --------            --------
    Total Other (Income) and Deductions                                             4,553              (1,295)              3,258

Interest Charges
  Long term debt                                                                   29,644                                  29,644
  Other - net (Note 9)                                                              1,880                (396)              1,484
  Allowance for borrowed funds used during construction (Note 7)                     (763)                 73                (690)
                                                                                 --------            --------            --------
    Total Interest Charges                                                         30,761                (323)             30,438

Net Income                                                                         54,403              (3,902)             50,501
                                                                                 --------            --------            --------
Dividends on Preferred Stock                                                        1,850                                   1,850
                                                                                 --------            --------            --------
Net Income Applicable to Common Stock                                            $ 52,553            $ (3,902)           $ 48,651
                                                                                 --------            --------            --------

                            RGS ENERGY GROUP, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2001

                                                                                                    Pro Forma
(Thousands of Dollars)                                                             As Filed        Adjustments           Pro Forma
----------------------------------------------------------------------------------------------------------------------------------
Assets
Utility Plant
Electric  (Note 10)                                                              $2,494,765          $(879,763)         $1,615,002
Gas                                                                                 486,088                                486,088
Common                                                                              176,613                                176,613
Nuclear (Note 10)                                                                   292,454            (72,799)            219,655
                                                                                 ----------          ---------          ----------
                                                                                  3,449,920           (952,562)          2,497,358
Less:  Accumulated depreciation (Note 10)                                         1,795,933           (561,354)          1,234,579
          Nuclear fuel amortization (Note 10)                                       263,168            (65,860)            197,308
                                                                                 ----------          ---------          ----------
                                                                                  1,390,819           (325,348)          1,065,471
Construction work in progress (Note 10)                                             120,092             (6,158)            113,934
                                                                                 ----------          ---------          ----------
           Net Utility Plant                                                      1,510,911           (331,506)          1,179,405
                                                                                 ----------          ---------          ----------
Current Assets
Cash and cash equivalents (Note 11)                                                  70,090             39,838             109,928
Accounts receivable, net of allowance for doubtful accounts:
  2001 - $30,383                                                                    117,567                                117,567
Notes receivable (Note 12)                                                                -             10,097              10,097
Unbilled revenue receivable                                                          32,403                                 32,403
Fuels                                                                                20,980                                 20,980
Materials and supplies                                                                7,696                                  7,696
Prepayments (Note 13)                                                                25,828             (2,746)             23,082
Other current assets                                                                 17,604                                 17,604
                                                                                 ----------          ---------          ----------
           Total Current Assets                                                     292,168             47,189             339,357
                                                                                 ----------          ---------          ----------
Intangible Assets
Goodwill, net                                                                        26,251                                 26,251
Other intangible assets, net                                                         20,719                                 20,719
                                                                                 ----------          ---------          ----------
           Total Intangible Assets                                                   46,970                                 46,970
                                                                                 ----------          ---------          ----------
Deferred Debits and Other Assets
Nuclear generating plant decommissioning fund (Note 14)                             248,540            (33,161)            215,379
Nine Mile Two deferred costs                                                         26,630                                 26,630
Unamortized debt expense                                                             23,753                                 23,753
Other deferred debits                                                                 3,533                                  3,533
Regulatory assets (Note 15)                                                         396,042            (54,543)            341,499
Regulatory assets - Nine Mile Two (Note 15)                                               -            308,886             308,886
Notes receivable (Note 12)                                                                -             40,387              40,387
Other assets                                                                          3,117                                  3,117
                                                                                 ----------          ---------          ----------
           Total Deferred Debits and Other Assets                                   701,615            261,569             963,184
                                                                                 ----------          ---------          ----------
           Total Assets                                                         $ 2,551,664          $ (22,748)         $2,528,916
                                                                                ===========          =========          ==========


                            RGS ENERGY GROUP, INC.
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 2001

                                                                                               Pro Forma
(Thousands of Dollars)                                                            As Filed     Adjustments         Pro Forma
----------------------------------------------------------------------------------------------------------------------------
Capitalization and Liabilities
Capitalization
Long term debt - mortgage bonds                                                 $  579,711                        $  579,711
               - promissory notes                                                  209,782                           209,782
Preferred stock redeemable at option of RG&E                                        47,000                            47,000
Preferred stock subject to mandatory redemption                                     25,000                            25,000
Common shareholder's equity
  Common Stock
    Authorized 100,000,000 shares; 38,956,726 shares issued at
    June 30, 2001                                                                  704,304                           704,304
  Retained earnings (Note 16)                                                      204,518             124           204,642
                                                                                ----------        --------        ----------
                                                                                   908,822             124           908,946
  Less: Treasury stock at cost (4,379,300 shares at June 30, 2001)                 117,238                           117,238
                                                                                ----------        --------        ----------
           Total Common Shareholder's Equity                                       791,584             124           791,708
                                                                                ----------        --------        ----------
           Total Capitalization                                                  1,653,077             124         1,653,201
                                                                                ----------        --------        ----------
Long Term Liabilities
  Nuclear waste disposal                                                            99,620                            99,620
  Uranium enrichment decommissioning                                                 9,885                             9,885
  Other promissory notes                                                            28,149                            28,149
  Site remediation                                                                  24,605                            24,605
                                                                                ----------        --------        ----------
           Total Long Term Liabilities                                             162,259                           162,259
                                                                                ----------        --------        ----------
Current Liabilities
Long term debt due within one year                                                 112,094                           112,094
Accounts payable (Note 17)                                                          91,772             (40)           91,732
Dividends payable                                                                   16,485                            16,485
Taxes payable (Note 18)                                                             28,004           7,617            35,621
Other                                                                               45,781                            45,781
                                                                                ----------        --------        ----------
           Total Current Liabilities                                               294,136           7,577           301,713
                                                                                ----------        --------        ----------
Deferred Credits and Other Liabilities
Accumulated deferred income taxes (Note 19)                                        267,029         (27,606)          239,423
Pension costs accrued                                                               14,910                            14,910
Kamine deferred credit                                                              48,618                            48,618
Post employment benefits                                                            56,664                            56,664
Other (Note 20)                                                                     54,971          (2,843)           52,128
                                                                                ----------        --------        ----------
           Total Deferred Credits and Other Liabilities                            442,192         (30,449)          411,743
                                                                                ----------        --------        ----------
           Total Capitalization and Liabilities                                 $2,551,664        $(22,748)       $2,528,916
                                                                                ==========        ========        ==========

                    ROCHESTER GAS AND ELECTRIC CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 2001

                                                                                                     Pro Forma
(Thousands of Dollars)                                                              As Filed        Adjustments           Pro Forma
-----------------------------------------------------------------------------------------------------------------------------------
Assets
Utility Plant
Electric  (Note 10)                                                               $2,494,765          $(879,763)         $1,615,002
Gas                                                                                  486,088                                486,088
Common                                                                               125,767                                125,767
Nuclear (Note 10)                                                                    292,454            (72,799)            219,655
                                                                                  ----------          ---------          ----------
                                                                                   3,399,074           (952,562)          2,446,512
Less:  Accumulated depreciation (Note 10)                                          1,778,952           (561,354)          1,217,598
          Nuclear fuel amortization (Note 10)                                        263,168            (65,860)            197,308
                                                                                  ----------          ---------          ----------
                                                                                   1,356,954           (325,348)          1,031,606
Construction work in progress (Note 10)                                              120,092             (6,158)            113,934
                                                                                  ----------          ---------          ----------
           Net Utility Plant                                                       1,477,046           (331,506)          1,145,540
                                                                                  ----------          ---------          ----------
Current Assets
Cash and cash equivalents (Note 11)                                                   57,915             39,838              97,753
Accounts receivable, net of allowance for doubtful accounts:
  2001 - $29,482                                                                      88,279                                 88,279
Notes receivable (Note 12)                                                                 -             10,097              10,097
Affiliate receivable                                                                  45,999                                 45,999
Unbilled revenue receivable                                                           24,201                                 24,201
Fuels                                                                                 12,313                                 12,313
Materials and supplies                                                                 7,696                                  7,696
Prepayments (Note 13)                                                                 24,602             (2,746)             21,856
Other current assets                                                                  28,007                                 28,007
                                                                                  ----------          ---------          ----------
           Total Current Assets                                                      289,012             47,189             336,201
                                                                                  ----------          ---------          ----------
Deferred Debits and Other Assets
Nuclear generating plant decommissioning fund (Note 14)                              248,540            (33,161)            215,379
Nine Mile Two deferred costs                                                          26,630                                 26,630
Unamortized debt expense                                                              23,753                                 23,753
Other deferred debits                                                                  3,533                                  3,533
Regulatory assets (Note 15)                                                          396,042            (54,543)            341,499
Regulatory assets - Nine Mile Two (Note 15)                                                -            308,886             308,886
Notes receivable (Note 12)                                                                 -             40,387              40,387
Other assets                                                                           1,988                                  1,988
                                                                                  ----------          ---------          ----------
           Total Deferred Debits and Other Assets                                    700,486            261,569             962,055
                                                                                  ----------          ---------          ----------
           Total Assets                                                           $2,466,544          $ (22,748)         $2,443,796
                                                                                  ==========          =========          ==========

                    ROCHESTER GAS AND ELECTRIC CORPORATION
                       UNAUDITED PRO FORMA BALANCE SHEET
                                 JUNE 30, 2001



                                                                                                  Pro Forma
(Thousands of Dollars)                                                       As Filed            Adjustments            Pro Forma
---------------------------------------------------------------------------------------------------------------------------------
Capitalization and Liabilities
Capitalization
Long term debt - mortgage bonds                                              $  579,711                               $  579,711
               - promissory notes                                               209,782                                  209,782
Preferred stock redeemable at option of RG&E                                     47,000                                   47,000
Preferred stock subject to mandatory redemption                                  25,000                                   25,000
Common shareholder's equity
    Authorized 50,000,000 shares; 38,885,813 shares issued at
    June 30, 2001                                                               700,318                                  700,318
  Retained earnings (Note 16)                                                   188,156                    124           188,280
                                                                             ----------               --------        ----------
                                                                                888,474                    124           888,598
  Less: Treasury stock at cost (4,379,300 shares at June 30, 2001)              117,238                                  117,238
                                                                             ----------               --------        ----------
           Total Common Shareholder's Equity                                    771,236                    124           771,360
                                                                             ----------               --------        ----------
           Total Capitalization                                               1,632,729                    124         1,632,853
                                                                             ----------               --------        ----------
Long Term Liabilities
  Nuclear waste disposal                                                         99,620                                   99,620
  Uranium enrichment decommissioning                                              9,885                                    9,885
  Site remediation                                                               22,356                                   22,356
                                                                             ----------               --------        ----------
           Total Long Term Liabilities                                          131,861                                  131,861
                                                                             ----------               --------        ----------
Current Liabilities
Long term debt due within one year                                              104,149                                  104,149
Accounts payable (Note 17)                                                       70,332                    (40)           70,292
Affiliate payable                                                                17,830                                   17,830
Dividends payable to parent                                                      16,485                                   16,485
Taxes payable (Note 18)                                                          22,852                  7,617            30,469
Other                                                                            32,020                                   32,020
                                                                             ----------               --------        ----------
           Total Current Liabilities                                            263,668                  7,577           271,245
                                                                             ----------               --------        ----------
Deferred Credits and Other Liabilities
Accumulated deferred income taxes (Note 19)                                     263,429                (27,606)          235,823
Pension costs accrued                                                            14,910                                   14,910
Kamine deferred credit                                                           48,618                                   48,618
Post employment benefits                                                         56,664                                   56,664
Other (Note 20)                                                                  54,665                 (2,843)           51,822
                                                                             ----------               --------        ----------
           Total Deferred Credits and Other Liabilities                         438,286                (30,449)          407,837
                                                                             ----------               --------        ----------
           Total Capitalization and Liabilities                              $2,466,544               $(22,748)       $2,443,796
                                                                             ==========               ========        ==========

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

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The accompanying pro forma consolidated financial information for RGS and RG&E for the year ended December 31, 2000, the six months ended June 30, 2001, and at June 30, 2001, is unaudited. This financial information does not contain the detail or footnote disclosure concerning accounting policies and other matters that would be included in full fiscal year financial statements.

NOTE 1 - ELECTRIC OPERATING REVENUES

The $0.7 million and $0.3 million decreases in electric operating revenues for 2000 and the six months ended June 30, 2001, respectively, reflect decreased voltage support revenues due to the sale of the plant.

NOTE 2 - FUEL COSTS

The $4.7 million and $2.5 million decreases in fuel for electric generation for 2000 and the six months ended June 30, 2001, respectively, reflect the discontinuance of expenses due to the sale of the plant. The $40.7 million and $21.0 million increases in purchased electricity for 2000 and the six months ended June 30, 2001, respectively, reflect the costs to replace the power which would have been otherwise available from owning the plant. RG&E entered into a PPA with Constellation Nuclear to purchase energy at negotiated competitive prices for approximately ten years.

The adjustments assume that under the PPA with Constellation Nuclear, RG&E will accept installed capacity and energy equal to 12.6 percent of the output from Nine Mile Two (90 percent of RG&E's 14 percentage ownership of the plant) or 1,002,240 Megawatt-hours ("MWhs") in 2000 at a price of $36.86/MWh and 566,910 MWhs for the six months ended June 30, 2001 at a price of $33.49/MWh. The adjustments also assume RG&E will purchase the additional 10% (111,360 MWhs) on the electric wholesale market at an average price of $36.86/MWh.

NOTE 3 - OPERATIONS AND MAINTENANCE EXPENSES EXCLUDING FUEL

The $2.4 million and $1.2 million increases in operations and maintenance expenses excluding fuel for 2000 and the six months ended June 30, 2001, respectively, represent the amortization of the regulatory asset, offset by a reduction of operation and maintenance expenses associated with the sale of the plant. 100% of these expenses are direct expenses and include items such as the operating and maintenance costs to run the plants, labor and related employee-benefit costs and materials and supplies.

NOTE 4 - DEPRECIATION AND AMORTIZATION

The $17.6 million and $8.8 million decreases in depreciation and amortization for 2000 and the six months ended June 30, 2001, respectively, reflect decreased depreciation expense and nuclear decommissioning costs related to the sale of the plant.

NOTE 5 - TAXES - STATE, LOCAL AND OTHER

The $6.1 million and $2.7 million decreases in taxes - state, local and other for 2000 and the six months ended June 30, 2001, respectively, reflect decreased taxes due to the sale of the plant.

NOTE 6 - INCOME TAXES

The $3.2 million and $2.1 million decreases in income taxes for 2000 and the six months ended June 30, 2001, respectively, reflect the income tax effect of lower net taxable income because of the items described above, calculated at the federal statutory income tax rate of 35 percent.

NOTE 7 - ALLOWANCE FOR FUNDS USED DURING CONSTRUCTION

The $0.1 million decrease in allowance for funds used during construction for 2000 and the six months ended June 30, 2001, respectively, reflect the elimination of capitalized interest relating to nuclear generation construction projects due to the sale of the plant.

NOTE 8 - OTHER (INCOME) AND DEDUCTIONS - OTHER NET

The $5.5 million and $2.2 million increases in other (income) and deductions - other net for 2000 and the six months ended June 30, 2001, respectively, reflect interest income earned on the promissory note received from the sale of the plant (using an 11.0 percent rate of return), offset by the elimination of interest income resulting from the sale of the plant.

NOTE 9 - INTEREST CHARGES - OTHER NET

The $0.9 million and $0.4 million decreases in interest charges - other net for 2000 and the six months ended June 30, 2001, respectively, reflect the elimination of interest expense related to the carrying costs on the inventory for Nine Mile Two.

NOTE 10 - ELECTRIC PLANT AND NUCLEAR FUEL SOLD

The decrease of $879.8 million in electric plant and $6.2 million in construction work in progress represents the original cost of utility property, plant, and equipment sold to Constellation Nuclear. In addition, the entire balance of nuclear fuel was sold to Constellation Nuclear in the amount of $72.8 million. Accumulated depreciation and amortization was reduced by $627.2 million as a result of the sale of the plant.

NOTE 11 - CASH AND CASH EQUIVALENTS

The increase of $39.8 million in cash and cash equivalents represents the cash proceeds, which includes a payment for the overfunding of the nuclear plant decommissioning fund of $2.4 million, received from Constellation Nuclear for the plant in the amount of $50.5 million, the elimination of the working fund balance of $0.7 million, partially offset by the estimated unpaid transaction costs associated with the sale in the amount of $4.5 million, and the purchase of $6.9 million of inventory.

NOTE 12 - NOTES RECEIVABLE

The increase of $10.1 million in notes receivable represents the current portion of the promissory note due from Constellation Nuclear. The increase of $40.4 million in notes receivable represents the long term portion of the promissory note from Constellation Nuclear.

NOTE 13 - PREPAYMENTS

The decrease of $2.7 million in prepayments represents the elimination of prepaid insurance, prepaid taxes and the prepayment to New York State for low level radioactive waste as a result of the sale of the plant.

NOTE 14 - NUCLEAR GENERATING PLANT DECOMMISSIONING FUND

The decrease of $33.2 million in the nuclear generating plant decommissioning fund represents the transfer of the Nine Mile Two portion of the fund to Constellation Nuclear.

NOTE 15 - REGULATORY ASSETS

The net increase of $254.3 million in regulatory assets represents the deferral for future recovery of the net loss resulting from the sale of the plant and the reclassification of Nine Mile Two assets and liabilities as a results of the sale of the plant in accordance with the October 26, 2001 PSC Order approving such sale.

NOTE 16 - RETAINED EARNINGS

The increase of $0.1 million in Retained Earnings reflects the recognition of ITCs of $13.1 million, offset by the after tax reduction of the regulatory asset of $13 million in accordance with the October 26, 2001 PSC Order approving such sale. Unamortized ITCs associated with the plant are not transferable to the new owners, but flow through to income as a result of the sale. Because these items constitute a one-time event resulting from the sale, retained earnings on the pro forma balance sheets have been credited but these amounts have not been reflected on the pro forma income statements.

NOTE 17 - CURRENT LIABILITIES - ACCOUNTS PAYABLE

The decrease of $40.0 thousand in current liabilities - accounts payable represents the elimination of an accounts payable liability due to the sale of the plant.

NOTE 18 - TAXES PAYABLE

The increase of $7.6 million in income taxes payable reflects the provision for deferred taxes on the tax gain on the sale of the plant with a corresponding decrease in accumulated deferred income taxes.

NOTE 19 - ACCUMULATED DEFERRED INCOME TAXES

The decrease of $27.6 million in accumulated deferred income taxes represents the elimination of ITCs on the plant, the deferred taxes associated with the recognition of tax gain and the tax benefit associated with the reduction of the regulatory asset.

NOTE 20 - OTHER DEFERRED CREDITS

The decrease of $2.8 million in other deferred credits represents the elimination of the Nine Mile Two outage accrual and New York State low level radioactive waste liabilities due to the sale of the plant.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

This Form 8-K may contain forward-looking statements within the meaning of
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements should be read with the cautionary statements and important factors included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, before Item 1, "Business." Forward-looking statements are all statements other than statements of historical fact, including, without limitation, those that are identified by the use of the words "expects," "believes," "anticipates," and similar expressions.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                              RGS ENERGY GROUP, INC.
                              ----------------------
                                  (Registrant)




Date:  November 8, 2001       By /s/ Mark Keogh
                                 --------------------------------
                                 Mark Keogh
                                 Treasurer




Date:  November 8, 2001       By /s/ William J. Reddy
                                 --------------------------------
                                 William J. Reddy
                                 Controller




                              ROCHESTER GAS AND ELECTRIC CORPORATION
                              --------------------------------------
                                 (Registrant)




Date:  November 8, 2001       By /s/ Mark Keogh
                                 --------------------------------
                                 Mark Keogh
                                 Vice President and Treasurer




Date:  November 8, 2001       By /s/ William J. Reddy
                                 --------------------------------
                                 William J. Reddy
                                 Vice President and Controller